Exhibit 99.3

Office of the United States Trustee

In re:
   The Kushner-Locke Company

Chapter 11

Case No. LA 01-44828-SB (Administratively Consolidated with
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

DEBTOR IN POSSESSION INTERIM STATEMENT

Statement Number:	42
For the Period FROM:	4/1/2005
TO:	4/30/2005

			Collateral	Concentration
CASH ACTIVITY ANALYSIS (Cash Basis Only)			Account	Account
Balance before Statement #1			268,333.21	65,956.21

A.	Total Receipts per all Prior Interim Statements		7,222,324.58	5,350,916.40

B.	Less: Total Disbursements per all Prior Statements		5,556,903.55	5,339,821.70

C.	Beginning Balance		1,933,754.24	77,050.91

D.	Receipts during Current Period
	Description
	4/5/2005	Lifetime	16,666.67
	4/5/2005	Tanya Miller	200.00
	4/13/2005	Tango Entertainment	28,000.00
	4/13/2005	Tango Entertainment	28,000.00
	4/13/2005	Wire Transfer		165,000.00
	4/27/2005	Wire Transfer		140,000.00
	4/30/2005	interest	4,056.34
	TOTAL RECEIPTS THIS PERIOD		76,923.01	305,000.00	—	—

E.	Balance Available (C plus D)		2,010,677.25	382,050.91	$—	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 42	Page 2 of 3

				Collateral	Concentration
				Account	Account
F.	Less: Disbursements during Current Period:
	Date	Check No.	Payee/Purpose
	4/1/2005		ADP Fees		157.24
	4/7/2005	38198	Bonded Services, Inc		6,597.91
	4/7/2005	38199	Irubin Consulting		300.00
	4/8/2005		ADP Fees		97.24
	4/12/2005		ADP Taxes		8,737.42
	4/12/2005	8178	Payroll		1,213.46
	4/12/2005	8179	Payroll		11,272.89
	4/12/2005	8180	Payroll		1,419.17
	4/12/2005	8181	Payroll		2,510.52
	4/13/2005		Wire Transfer	165,000.00
	4/15/2005		Service Charge		20.05
	4/15/2005		ADP Fees		30.00
	4/15/2005	38200	KEREN AMINIA		2,051.75
	4/15/2005	38201	Digital Post Services		382.33
	4/15/2005	38202	Recall		977.51
	4/15/2005	38203	Federal Express		40.69
	4/15/2005	38204	Bowne of Los Angeles, Inc		769.00
	4/15/2005	38205	Stutman Treister & Glatt		10,217.47
	4/15/2005	38205	Stutman Treister & Glatt		24,045.09
	4/15/2005	38205	Stutman Treister & Glatt		16,940.78
	4/15/2005	38205	Stutman Treister & Glatt		23,383.94
	4/15/2005	38205	Stutman Treister & Glatt		39,316.26
	4/15/2005	38205	Stutman Treister & Glatt		19,791.36
	4/22/2005		ADP Fees		97.24
	4/22/2005	38206	United States Trustee		3,750.00
	4/22/2005	38207	United States Trustee		250.00
	4/22/2005	38208	United States Trustee		250.00
	4/22/2005	38209	United States Trustee		250.00
	4/22/2005	38210	United States Trustee		250.00
	4/22/2005	38211	United States Trustee		250.00
	4/22/2005	38212	United States Trustee		250.00
	4/22/2005	38213	United States Trustee		250.00
	4/22/2005	38214	United States Trustee		250.00
	4/22/2005	38215	Blue Shield of California		373.00
	4/22/2005	38216	Arrowhead		16.20
	4/22/2005	38217	USI of Southern California		865.00
	4/22/2005	38218	Digital Post Services		36.29
	4/22/2005	38219	SBC		350.10
	4/22/2005	38220	SBC		82.91
	4/22/2005	38221	Bowne of Los Angeles, Inc		472.00
	4/22/2005	38224	Clumeck, Stern, Schenkelburg & Getzo		3,203.50
	4/26/2005	38225	Deluxe Media Management		192.00
	4/26/2005	38226	Accurate Express		55.10
	4/26/2005	38227	New Beginnings Enterprises		3,802.00
	4/26/2005	38228	Health Net		3,239.13
	4/26/2005		ADP Taxes		8,654.81
	4/26/2005	8182	Payroll		1,213.45
	4/26/2005	8183	Payroll		11,177.95
	4/26/2005	8184	Payroll		1,419.17
	4/26/2005	8185	Payroll		2,510.54
	4/27/2005		Wire Transfer	140,000.00
	4/29/2005		ADP Fees		204.92
	TOTAL DISBURSEMENTS THIS PERIOD:			305,000.00	213,987.39	—	—

G.	Ending Balance (E less F)			1,705,677.25	168,063.52	$—	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 42	Page 3 of 3
H.	(1)	Collateral Account:
		a)	Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
		b)	Account Number:	323221556
	(2)	Concentration Account:
		a)	Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
		b)	Account Number:	1891935460
I:	Other monies on hand:

The Kushner Locke Company PWI account	1891215236	731.10
Bank of Scotland — Pinocchio	3516309	872,363.33	Pound Sterling	Time Deposit
Bank of Scotland — Basil	3516317	214,720.69	Pound Sterling	Time Deposit	(KL’s interest is 50%)
Allied Pinocchio	10747301	—	Pound Sterling
Edge Entertainment	1891152710	172.89
European Films LTD	1890563818	7,051.58

I:	Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:

BLT Venture	178-71491-7	16,890.04
BLT Venture	16-524173-1101	330.45
KL MDP Sensation	60-066-930	17,689.61
KL\7 Venture	1890-69-6360	11,952.23
Denial Venture	1890-69-6501	72,597.80
Cracker LLC	1891-04-1665	732.79
Swing	323-518095	6,957.50

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/ Alice Neuhauser
Debtor in Possession